POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Aetna Life Insurance and Annuity Company ("Aetna"), constitute and appoint, Kimberly J. Smith and Linda E. Senker, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following Aetna registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o Post-Effective Amendment No. 26 to Variable Annuity Account B of Aetna Life Insurance and Annuity Company's Registration Statement on Form N-4 (Nos. 333-56297; 811-02512).

o Post-Effective Amendment No. 50 to Variable Annuity Account B of Aetna Life Insurance and Annuity Company's Registration Statement on Form N-4 (Nos. 333-34370; 811-02512).

    SIGNATURE                TITLE                     DATE

/s/THOMAS J. MCINERNEY
____________________     DIRECTOR AND PRESIDENT       FEBRUARY 11, 2002
THOMAS J. MCINERNEY

/s/THOMAS J. MCINERNEY
_____________________     DIRECTOR, SENIOR VICE       FEBRUARY 12, 2002
THOMAS J. MCINERNEY       PRESIDENT AND CHIEF
                          FINANCIAL OFFICER

/s/ROBERT C. SALIPANTE
_____________________     DIRECTOR                    FEBRUARY 13, 2002
ROBERT C. SALIPANTE
                          DIRECTOR
/s/PHILLIP R. LOWERY
_____________________                                 FEBRUARY 12, 2002
PHILLIP R. LOWERY

/s/MARK A. TULLIS
_____________________     DIRECTOR                    FEBRUARY 12, 2002
MARK A. TULLIS

/s/DEBORAH KOLTENUK
_____________________     CORPORATE CONTROLLER        FEBRUARY 11, 2002
DEBORAH KOLTENUK